COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia International Fund, Variable Series

(the “Fund”)

Supplement dated March 12, 2010 to the Prospectuses dated May 1, 2009

Effective as of the date of this supplement, the table in the section of the Prospectuses entitled “Management of the Fund – Portfolio Managers” is revised and replaced in its entirety with the following disclosure:

Fred Copper, CFA

Lead manager. Service with the Fund since 2005.

Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since September 2005. Prior to 2005, Mr. Copper was a senior vice president at Putnam Investments from March 2001 to September 2005.

Jasmine (Weili) Huang, CFA, CPA Co-manager. Service with the Fund since 2006. Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2003.

Paul J. DiGiacomo, CFA

Co-manager. Service with the Fund since 2006.

Vice President of the Advisor; associated with the Advisor or its predecessors as an investment professional since April 2006. Prior to 2006, Mr. DiGiacomo was a sleeve manager and analyst for the domestic and international small-cap core funds at Putnam Investments from August 2002 to April 2006.

Daisuke Nomoto, CFA (SAAJ)

Co-manager. Service with the Fund since 2006.

Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since April 2005. Prior to 2005, Mr. Nomoto was an equity analyst at Putnam Investments from April 2003 to March 2005.

Shareholders should retain this Supplement for future reference.